Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,520.79
Total Fee Amount	1,520.79
Total Transaction Valuation	11,012,233.00
Total Offset Amount	0.00
Net Fee	$ 0.00